UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2020

PriceSmart, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22793	33-0628530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9740 Scranton Road
San Diego, CA 92121
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (858) 404-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act 0f 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	PSMT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on February 6, 2020 at the Company’s headquarters, 9740 Scranton Road, San Diego, CA 92121. As of the record date, there were 30,612,511 shares outstanding and entitled to vote. There were 29,811,664 shares voted in person or by proxy. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Each of the Board’s nominees received such a plurality and was re-elected to the Board. The results of the stockholder vote are set forth below.

1. To elect directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified:

	Votes For	Votes Withheld	Broker Non-Votes
Sherry S. Bahrambeygui	28,820,396	232,351	758,917
Jeffrey Fisher	28,947,550	105,197	758,917
Gordon H. Hanson	28,778,448	274,299	758,917
Beatriz V. Infante	28,719,682	333,065	758,917
Leon C. Janks	28,043,315	1,009,432	758,917
Mitchell G. Lynn	28,497,623	555,124	758,917
Gary Malino	28,837,189	215,558	758,917
Robert E. Price	28,690,936	361,811	758,917
Edgar Zurcher	28,286,538	766,209	758,917

2. To approve, on an advisory basis, the compensation of the Company's named executive officers for fiscal year 2019:

	Votes For	Votes Against	Abstain	Broker Non-Votes
Total Shares Voted	27,936,168	1,092,902	23,677	758,917

3. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending August 31, 2020:

	Votes For	Votes Against	Abstain
Total Shares Voted	29,315,038	479,168	17,458

Item 8.01. Other Events.

On February 6, 2020, the Company’s Board of Directors declared a cash dividend in the total amount of $0.70 per share, with $0.35 per share payable on February 28, 2020 to stockholders of record as of February 15, 2020 and $0.35 per share payable on August 31, 2020 to stockholders of record as of August 15, 2020. Future dividends and the establishment of record and payment dates is subject to determination by the Board of Directors in its discretion, after its review of the Company’s financial performance and anticipated capital requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2020	/S/ MICHAEL MCCLEARY
Michael McCleary
Senior Vice President and Interim Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)